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                                                                      EXHIBIT 13
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                             INDEPENDENT AUDITORS' CONSENT


The Davey Tree Expert Company

We consent to the incorporation by reference in Registration Statement No. 333-24155 of The Davey Tree Expert Company on Form S-8 of our report dated
June 5, 1998, appearing in this Annual Report on Form 11-K of The Davey 401KSOP and ESOP for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP
Cleveland, Ohio
June 26, 1998